LONGLEAF PARTNERS FUNDS TRUST

SUPPLEMENT DATED NOVEMBER 23, 2020

TO PROSPECTUS DATED MAY 1, 2020

Page 13 of the Prospectus and page 2 of Longleaf Partners Global Fund’s Summary Prospectus should be updated to reflect that the Global Fund’s expense cap has been reduced from 1.20% to 1.15%. The fee table on page 21 of the Prospectus should be updated to reflect that the fee cap on the Global Fund has been reduced from 1.20% to 1.15% effective November 23, 2020.

Page 7 of the Statement of Additional Information should be updated to include the quoted language below:

At the time one of the Funds purchases a futures contract, an amount of cash, U.S. Government Securities, or other liquid investments equal to the market value of the futures contract will be deposited in a segregated account with the Fund’s custodian, “or, in the alternative, with a futures commission merchant (FCM) in such amount as is required to meet initial margin requirements. If the value of the Fund’s position declines, the Fund will be required to make additional “variation margin” payments to the FCM to settle the change in value. If the value of the Fund’s position increases, the FCM will be required to make additional “variation margin” payments to the Fund to settle the change in value. This process is known as “marking-to-market” and is calculated on a daily basis.”